UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): October 10, 2003



                        EVCI CAREER COLLEGES INCORPORATED
             (Exact name of registrant as specified in its charter)



          DELAWARE                     001-14827                06-1488212
          --------                     ---------                ----------
(State of other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)



         35 EAST GRASSY SPRAIN ROAD, SUITE 200, YONKERS, NEW YORK 10710
                    (Address of principal executive offices)


       Registrant's telephone number, including area code (914) 787-3500

ITEM 5.   OTHER EVENTS AND REQUIRED FD DISCLOSURE

          On October 10, 2003, EVCI Career Colleges Incorporated issued a press release announcing it had concluded a settlement with Amaranth Trading L.L.C. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c) EXHIBITS

          10.1 Settlement Agreement made October 3, 2003, between Amaranth Trading L.L.C. and EVCI

          10.2 Form of Share Claim Purchase and Registration Rights Agreement between EVCI and each investor acquiring a portion of Amaranth's rights to claims to shares of EVCI's common stock upon conversion of Series B Preferred shares

          99. Press release of EVCI dated October 10, 2003

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              EVCI CAREER COLLEGES INCORPORATED



Dated:  October 14, 2003      By:  /s/ Dr. John J. McGrath
                                   ------------------------------------------
                                   Name:  Dr. John J. McGrath
                                   Title:  Chief Executive Officer and President

                                  EXHIBIT INDEX



EXHIBIT NO.         DESCRIPTION OF EXHIBITS

10.1 Settlement Agreement made October 3, 2003, between Amananth Trading L.L.C. and EVCI

10.2 Form of Share Claim Purchase and Registration Rights Agreement between EVCI and each investor acquiring a portion of Amaranth Trading L.C.C.'s rights to claims to shares of EVCI's common stock upon conversion of Series B Preferred shares

99                  Press release of EVCI dated October 10, 2003